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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 6, 1999

                       ANSWERTHINK CONSULTING GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          0-24343                                 65-0750100
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  (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

     1001 BRICKELL BAY DRIVE, SUITE 3000
               MIAMI, FLORIDA                            33131
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       (ADDRESS OF PRINCIPAL EXECUTIVE                 (ZIP CODE)
                   OFFICES)

                                 (305) 375-8005
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                (COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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        Item 7 of the Current Report on Form 8-K, as originally filed on July
21, 1999, is hereby amended and restated in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

        The financial statements of CFT Consulting, Inc. required by this item are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

        (b)    PRO FORMA FINANCIAL INFORMATION

        The pro forma financial information required by this item is included as
Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

        (c)    EXHIBITS

        See Exhibit Index attached hereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ANSWERTHINK CONSULTING GROUP, INC.

            Date: September 13, 1999   By: /s/ John F. Brennan
                                          ---------------------------------
                                           John F. Brennan
                                            Executive Vice President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                      DESCRIPTION
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*2.1           Merger Agreement by and among AnswerThink Consulting Group, Inc.,
               CFT Consulting, Inc., CFT Acquisition, Inc. and the Shareholders of CFT, dated as of July 6, 1999

 23            Consent of Eaton Honick Pellegrino & McFarland, P.A.

 99.1          Financial Statements of CFT Consulting, Inc.

 99.2          Pro Forma Financial Information

    *  Previously Filed

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